CERTIFICATION

I, Robin Salmon, Chief Financial Officer, certify that:

1.	I have reviewed this registration statement on Form 20-F of ViRexx Medical Corp.(the “Corporation”);

2.
Based on my knowledge, this registration statement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this registration statement;

3.
Based on my knowledge, the financial statements, and other financial information included in this registration statement, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this registration statement;

4.
The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and we have:

a.
designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this registration statement is being prepared;

b.
evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this registration statement our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this registration statement based on such evaluation; and

c.
disclosed in this registration statement any change in the registrant's internal control over financial reporting that occurred during the registrant's fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.
The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Corporation's auditors and the audit committee of the Corporation's Board of Directors (or persons performing the equivalent function):

a.
all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Corporation's ability to record, process, summarize and report financial data and have identified for the Corporation’s auditors any material weakness in internal controls; and

b.	any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's internal controls.

Date: August 10, 2005.
(signed) “Rob Salmon”
____________________________________
Robin Salmon, C.A.
Chief Financial Officer